POWERING GROWTH DELIVERING VALUE Investor Meetings l September 11, 2018 Powering Growth, Delivering Value

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballet initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. 2 Powering Growth, Delivering Value

VALUE PROPOSITION We are executing on our financial and operational objectives … Leverage Operational Excellence Financial Strength Economic Growth  Top decile safety performance  Annual dividend growth target of  Arizona’s long-term growth among peers 6%, subject to declaration at fundamentals remain largely Board of Directors’ discretion intact, including population  APS operates the Palo Verde growth, job growth and economic Generating Station  Strong credit ratings and balance development sheet  Disciplined cost management  By 2032 we expect to add  Rate base growth of 6-7% approximately 550,000 new customers1 … while also advocating to ensure Pinnacle West and Arizona have a sustainable energy future Pinnacle West combines Integrating Technology to Taking Steps to Address a solid foundation and a Modernize the Grid Rate Design clear strategy to build  At the forefront of utilities  Worked with Arizona Corporation studying and deploying advanced Commission and key stakeholders shareholder value through infrastructure to enable reliable to modernize rates our core utility business and cost-efficient integration of  Comprehensive rate review emerging technologies into the agreement approved in August grid and with customers 2017, enabling investment in smarter, cleaner energy infrastructure 3 Powering Growth, Delivering Value 1 Based on the 2017 Integrated Resource Plan filed April 10, 2017.

APS’s vision is to create a SUSTAINABILITY sustainable energy future for Arizona Pinnacle West and APS have Five critical areas of our sustainability efforts adopted a strategic framework that supports our operating foundation Carbon Management • 50% of our diverse energy mix is carbon-free • Plan to reduce carbon intensity by 23% over the next 15 yrs Energy Innovation • More than 1,300 MW of installed solar capacity • Plan to add over 500 MW of energy storage by 2032 Safety & Security • Nearly 70% reduction in OSHA recordable injuries over past 10 yrs • Remain top decile for safety performance in the U.S. electric utilities industry Water Resources • 14% reduction in groundwater use since 2014 • 20B gallons of water recycled each year to cool Palo Verde People • Avg. employee tenure of 13 yrs due to strong talent strategy • More than 20% of our employees are veterans 4 Powering Growth, Delivering Value

TECHNOLOGY Technological advancements for a more efficient and informed INNOVATION Worker of the Future Advanced Data Analytics Workforce Automation • Leveraging data using state • Utilizing APS’s drone of the art Machine Learning program to save over $1 and Artificial Intelligence million dollars through land techniques. surveys and faster identification of equipment • Driving value via process approaching failure. automation and data-driven decision making. • Deploying robotic process automation (bots) to reduce • Providing tools that identify labor hours by implementing inefficiencies in Supply Chain simple, agile, standard and plant operations. processes. Electronic Work Packages • Enabling mobile/field workers to react more quickly through access to real-time systems and data. • Making Leaders more efficient with tools to support their workers in real time. • Eliminating inefficient and manual paper processes. 5 Powering Growth, Delivering Value

DISTRIBUTION GRID INVESTMENTS

Grid Operations and Investment Projected $1.6 billion from 2018-2020

Customer Growth	Grid Modernization	Run and Maintain
Approximately 51% of distribution capex	*Approximately 9% of distribution capex*	*Approximately 40% of distribution capex*

Reclosers – Supervisory Controlled Switches, Trip Savers
Average annual spend ~ $13M

- Automated switches controlled from the Distribution Operations Center
- Manage load without sending field personnel to manually operate the switch

Monitors – Transformers, Breakers, Bushings
Average annual spend ~ $0.5M

- New technologies such as APS's Transformer Oil Analysis & Notification system leverage advances in communications and sensing to remotely monitor health of transformers, enabling proactive maintenance actions to prevent critical failures and increase reliability

Advanced Distribution System Platform
Project in planning phase

- Integrated operational platform
- Increases efficiency and life of distribution system; improves safety and communication; increases ability to manage overall reliability; and enables Distributed Energy Resources

Communications Backhaul
Average annual spend ~ $4M

- Leveraging AMI for distribution automation
- Strategically deploying Fiber for communications backhaul
- Transitioning to Internet Protocol based networks for future growth & scalability

Cap Bank Controllers, Substation Regulators, Voltage Management Algorithms
Average annual spend ~ $7M

- Controls regulators and capacitor banks to manage power quality such as power factor and voltage

Sensors – Current, Voltage
Average annual spend ~ $2.5M

- Line sensors to measure & identify fault current, fault location and voltage
- Improves outage restoration time and operations efficiency

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CUSTOMER Programs that benefit both the PROGRAMS Company and customers Smart Thermostats with Demand Response and Pre-Cooling Customer Benefits • Bill credit of $25/year in exchange for demand response APS Benefits • Partner with customers to reduce system load during peak periods Behind the Meter Battery Systems Customer Benefits • Receive battery and one-time incentive of $500 in exchange for joint use of the battery APS Benefits • APS will own, operate, and maintain the battery systems • Batteries will help integrate solar resources • Utilize battery storage as a load balancing mechanism during peak hours Residential Grid-Interactive Water Heaters Customer Benefits • Bill savings opportunities • Customers receive free heat pump water heaters APS Benefits • APS operates water heaters to fill the belly of the duck and avoid peak periods • Innovative load management initiative 7 Powering Growth, Delivering Value

DEMAND SIDE 2018 DSM Plan shifts the focus to align with APS’s changing MANAGEMENT (DSM) resource needs School Bus Electrification – Pilot program to electrify school buses that can charge in the middle of the day Managed EV Charging Program – Fleet, workplace and multifamily charging infrastructure – Utility controlled providing additional demand response Reverse Demand Response Pilot – Customers take advantage of negative pricing events ELECTRIC Energy Storage Initiative Expansion VEHICLE – Focus on C&I energy storage and control FLEET 2018 DSM Plan introduces new high value pilot programs to utilize the mid-day overproduction of energy 8 Powering Growth, Delivering Value

ARIZONA Significant capital investment requirements would increase PROPOSITION 127 customer bills Ballot Initiative Proposal – Constitutional mandate for 50% renewable energy by 2030 – Excludes clean energy resources such as nuclear Potential Impacts if Implemented – Additional 5,500 MW of new resources required by 2030 above 2017 IRP estimates – Equates to over $10 billion in incremental capital investment by 2030 – Customer bills in 2030 would likely be double today’s bills – Possible early retirement of Palo Verde Generating Station and Four Corners Power Plant (costs associated with early shut down could total approximately $3.2 billion) Timing – Arizona general election is November 6th – The Arizona Corporation Commission will need to create rules to implement the requirements of Prop 127 – HB2005, a Bill passed by the Arizona legislature, requires payment of a fine up to $5,000 for failure to comply with Prop 127 if it passes – As with any legislation, the legality of HB2005 could be challenged 9 Powering Growth, Delivering Value

RENEWABLE APS has been supporting solar RESOURCES energy for more than 60 years APS Solar Portfolio* APS currently has 1,658 MW of renewable resources: Owned PPA 239 MW 310 MW • Solar* 1,339 MW • Wind 289 MW DG 790 MW • Biomass 14 MW • Geothermal 10 MW • Biogas 6 MW Owned solar includes 170 MW AZ Sun Program, 25 MW of APS owned Distributed Generation (DG), 4 MW of other APS owned utility scale solar and 40 MW Red Rock Solar Plant; PPA is primarily 250 MW Solana Concentrated Solar Facility. Yuma Foothills Aragonne Mesa Snowflake Salton Sea Glendale Landfill Solar Wind Biomass Geothermal Biogas 35 MW 90 MW 14 MW 10 MW 3MW * As of 6/30/18 as reported in the Second Quarter 2018 Form 10-Q – with additional 96 MW under development 10 Powering Growth, Delivering Value

Providing more renewable energy APS SOLAR and technology to all customers APS Solar Partner Program (Installations Complete) – Installed 10 MW of APS-owned residential PV systems with advanced controllable inverters that can vary power output – 4 MWh of grid-tied battery storage on 2 of the participating feeders APS Solar Communities (Construction began in Q2 2018) Primary – Deploy utility owned photovoltaic Limited-Income Residential Customers Customer and Multi-Family Dwellings solar generation connected Target directly to the distribution system – All solar assets will use advanced Secondary Customer Moderate-Income Residential Customers inverters Target – Program spend of $10-$15 million in direct capital costs each year for the Other Eligible Commercial Customers Serving Limited three-year program period Participants & Moderate-Income Customers – Program costs recovered annually through the Renewable Energy Surcharge Title 1 Rural Non-Profits Schools Government 11 Powering Growth, Delivering Value

Energy storage is an important STORAGE PROJECTS part of our Integrated Resource Plan 2018 Battery Storage RFP • Up to 106 MW located on APS solar plant sites • Utility owned • Anticipated in service by June 2020 Punkin Center Battery Storage Project • 2 MW / 8 MWH lithium ion battery • Placed in service March 2018 • Defers the rebuild of around 20 miles of 21 kV distribution line for approximately 5-10 years • Acts as generating capacity to the system • Helps regulate the voltage on the feeder APS, First Solar Battery Storage Project • 50 MW battery energy storage; 65 MW solar • 15-year power purchase agreement • Anticipated in service in 2021 • APS will be able to store power and deliver energy during peak hours (3-8pm) 12 Powering Growth, Delivering Value

RESOURCE PLANNING* Peak** 8,405 MW 9,835 MW 11,410 MW Resource Reductions 2017-2022 2017-2027 2017-2032 (Retirements, Expirations) -487 MW -872 MW -872 MW Ocotillo steam unit retirements and Ocotillo steam unit retirements, Ocotillo steam unit retirements, Navajo contract expiration Navajo contract expiration and Navajo contract expiration and Cholla coal retirement Cholla coal retirement -509 MW -1,120 MW -1,133 MW PPA expirations PPA expirations PPA expirations Resource Additions 2017-2022 2017-2027 2017-2032 2,704 MW 5,206 MW 6,923 MW Natural gas generating units, short-term Natural gas generating units, short-term Natural gas generating units, short-term market purchases, DSM, microgrids, market purchases, DSM, microgrids, market purchases, DSM, microgrids, rooftop solar and storage rooftop solar and storage rooftop solar, storage and wind Peak Load Growth 2022 2027 2032 3.4% 3.1% 3.0% 2017-2022 2017-2027 2017-2032 20% 40% 62% Reference Year 2017** 2022 2027 2032 Peak** 7,023 MW Utility-Scale Short-Term Market Nuclear Coal Natural Gas DSM Rooftop Solar Storage Renewable Energy Purchases * Data shown is based on the 2017 Integrated Resource Plan filed 13 Powering Growth, Delivering Value April 10, 2017. **Normal weather peak, includes planning reserves

APPENDIX Powering Growth, Delivering Value

SENIOR MANAGEMENT TEAM

Our management team has more than 100 combined years of creating shareholder value in the energy industry

Don Brandt
Chairman of the Board, President and Chief Executive Officer, Pinnacle West & APS



- Joined Pinnacle West in 2002
- Elected to Pinnacle West Board and named Chairman, CEO in 2009
- Recognized industry leader with 30+ years in the nuclear and energy industries
- Vice Chairman of the Institute of Nuclear Power Operations and Chairman of the Nuclear Energy Institute

Jim Hatfield
Executive Vice President and Chief Financial Officer, Pinnacle West & APS



- Joined as SVP and CFO in 2008 from OGE Energy Corp.
- Responsible for corporate functions including finance, investor relations, and risk management
- 37+ years of financial experience in the utility and energy business

We maintain a robust pipeline of talent to serve our complex operations and facilitate effective succession planning in a highly competitive talent environment

Daniel Froetscher
Executive Vice President of Operations, APS



- Joined APS in 1980
- Appointed EVP of Operations, February 2018
- Responsible for overseeing T&D, fossil generation, resource management, sustainability, supply chain and security
- Significant leadership and industry experience

Jeff Guldner
Executive Vice President, Public Policy, Pinnacle West & APS



- Joined APS in 2004 from Snell & Wilmer
- Appointed EVP April 2017
- Responsible for overseeing regulatory and government affairs and legal activities
- Significant experience in public utility and energy law and regulation

Bob Bement
Executive Vice President and Chief Nuclear Officer, APS



- Joined APS in 2007 from Arkansas Nuclear One
- Promoted from SVP of Site Operations to EVP and Chief Nuclear Officer in 2016
- Responsible for all nuclear-related activities associated with Palo Verde
- Seasoned nuclear industry expert serving on several industry committees

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CAPITAL CORPORATION

APS CAPITAL Capital expenditures are funded primarily through internally EXPENDITURES generated cash flow ($ Millions) Other $1,341 $99 $1,211 $1,181 $1,153 Distribution $82 $117 $115 $419 Transmission $450 Renewable $519 $630 $174 Generation $3 $148 $193 Environmental1 $12 $83 $203 $176 $235 $120 $16 $22 $17 New Gas $10 $36 Generation2 $286 $218 $268 $235 Traditional Generation 2017 2018 2019 2020 Projected • The chart does not include capital expenditures related to 4CA’s 7% interest in the Four Corners Power Plant Units 4 and 5 of $29 million in 2017 and $10 million in 2018. • 2018 – 2020 as disclosed in Second Quarter 2018 Form 10-Q. 1 Includes Selective Catalytic Reduction controls at Four Corners with in-service dates of Q4 2017 (Unit 5) and Q2 2018 (Unit 4). 2 Ocotillo Modernization Project: 2 units scheduled for completion in Q4 2018, 3 units scheduled for completion in Q1 2019. 16 Powering Growth, Delivering Value

OPERATIONS & Goal is to keep O&M per kWh flat, MAINTENANCE adjusted for planned outages ($ Millions) $905 - $925 $858 $848 75 - 85 72 63 830 - 840 776 795 20161 20171 2018E PNW Consolidated ex RES/DSM2 Planned Fleet Outages 1 Reclassified to reflect the adoption of the new accounting requirements for presenting pension and other postretirement non-service costs (“Pension & OPEB Presentation”). Increases in O&M due to the Pension & OPEB Presentation change are approximately $20 million in 2016, $25 million in 2017 and $35 million in 2018, which are offset in pension and other postretirement non-service credits on the income statement. See Notes 5 and 13 in the Second Quarter 2018 Form 10-Q for additional information. 2 Excludes RES/DSM of $83 million in 2016, $91 million in 2017 and $105 million in 2018E. 17 Powering Growth, Delivering Value

TAX REFORM

Tax Cuts and Jobs Act provides benefits to both our customers and shareholders

Regulatory Steps

- Received ACC approval of $119 million annual rate reduction reflecting lower corporate tax rate through the Tax Expense Adjustor Mechanism (TEAM)
- Second TEAM filing made in August 2018 requesting an $87 million rate reduction in 2019 to return ACC non-depreciation related excess deferred income taxes to customers over a 12 month period
- Received FERC approval of $57 million annual rate reduction primarily related to lower corporate tax rate effective beginning June 1, 2018

Recap of Excess Deferred Taxes ($ millions)	As of July 31, 2018
Total Regulated Excess Deferred Taxes	$1,143
Depreciation Related Excess Deferred Taxes (to be returned over the life of property)	$1,047
Non-Depreciation Related Excess Deferred Taxes	$96

Cash Taxes

- Minimal cash tax payments in 2018 due to utilization of existing $85 million in tax credit carryforwards
- Cash taxes trend to normalized level in 2020 after tax credit carryforward balance is fully utilized in 2019

Timing Impacts

- The impact of the lower federal income tax rate is based on our quarterly pre-tax earnings
- The reduction to customers' rates through the TEAM is based on a per kWh sales credit
- Our typical seasonal pre-tax earnings and kWh sales patterns are as follows[1]:

	Q1	Q2	Q3	Q4
Pre-Tax Earnings	5%	30%	55%	10%
Kilowatt Hour Sales	21%	25%	33%	21%

[1] Based on historical five-year average

Rate Base Growth

- Higher incremental rate base of $130 million in 2018 and $150 million 2019

Continued Interest Deductibility

- Majority of Pinnacle West debt likely allocable to regulated operations and excluded from any limitation

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CAPITAL CORPORATION

ECONOMIC Arizona and Metro Phoenix remain attractive places to INDICATORS live and do business Year over Year Employment Growth Maricopa County ranked #1 in U.S. for U.S. Phoenix population growth for second straight year - U.S. Census Bureau March 2018 5.0% 4.0% Arizona is a top 5 state in personal income growth 3.0% - U.S. Bureau of Economic Analysis March 2018 2.0% Above-average job growth in tourism, 1.0% health care, manufacturing, financial 0.0% services, and construction Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 APS partnered with Greater Phoenix Single Family & Multifamily Housing Permits Economic Council and Arizona Commerce Maricopa County Authority to welcome 21 new companies Single Family Multifamily Projected 40,000 to the state in 2017 30,000 2017 housing construction at highest level since 2007 20,000 Arizona #1 state in the country in 2017 10,000 for in-bound moves - North American Moving Services January 2018 0 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18E 19 Powering Growth, Delivering Value

ECONOMIC Arizona’s focus on economic development continues to support DEVELOPMENT growth in the state 2017 APS partnered with Greater Phoenix Economic Council and Arizona Commerce Authority to welcome 21 new companies to the state, adding an estimated: — 39.8 MW — 4,300 new jobs — $659.9M in capital investment — Notable corporations include UPS, Ball Corporation, Aldi and Chewy.com 2018 Nikola Motors selected Arizona for its new headquarters and manufacturing facility adding an estimated: —10 MW —1,500 new jobs — $900M in capital investment — Nikola sited Arizona’s quality workforce, pro-business atmosphere and inexpensive housing as differentiating factors Governor Ducey approves budget for the Arizona Commerce Authority — Supports business expansion and attraction efforts, workforce development and job training, and tax credit administration 20 Powering Growth, Delivering Value

APS’s revenues come from a RATE BASE regulated retail rate base and meaningful transmission business APS Rate Base Growth Total Approved Rate Base Year-End ACC FERC Generation & Distribution Transmission Rate Base Guidance: 6-7% Average Annual Growth Rate 17% $1.8 83% $1.4 ACC FERC Rate Effective Date 8/19/2017 6/1/2017 $9.1 Test Year Ended 12/31/20151 12/31/2016 $6.8 Rate Base $6.8B $1.4B Equity Layer 55.8% 55% Allowed ROE 10.0% 10.75% 2016 2017 2018 2019 2020 Projected 1 Adjusted to include post test-year plant in service through 12/31/2016 Rate base $ in billions, rounded 21 Powering Growth, Delivering Value

BALANCE SHEET STRENGTH 1 Long-Term Debt Maturity Schedule Credit Ratings ($Millions) • APS Senior Unsecured: A- or equivalent ratings or better at S&P, Moody’s and Fitch $600 • PNW Senior Unsecured: BBB+ or $500 equivalent ratings or better at S&P, Moody’s and Fitch $400 $300 2018 Major Financing Activities $300 $600 • Currently expect up to $600 million of debt issuance at APS 1 $200 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. $250 $100 $82 $- 20182 2019 2020 APS PNW 2 Maturities paid off in the second quarter of 2018. 22 Powering Growth, Delivering Value

CREDIT RATINGS AND Credit metrics remain a key focus METRICS Pinnacle APS 2012 2013 2014 2015 2016 2017 West Corporate Credit Ratings1 APS Moody’s A2 A3 FFO / Debt 27.7% 31.5% 27.5% 29.7% 26.5% 26.9% S&P A- A- FFO / Interest 4.8x 5.6X 5.5x 5.8x 5.0x 5.2x Debt / Fitch A- A- 50.7% 47.7% 45.3% 45.8% 47.7% 47.3% Capitalization Senior Unsecured1 Pinnacle West Moody’s A2 A3 FFO / Debt 26.7% 29.8% 26.5% 28.9% 25.1% 24.7% S&P A- BBB+ FFO / Interest 4.4x 4.9X 5.2x 5.6x 4.9x 4.8x Debt / Fitch A A- 52.1% 49.1% 46.7% 47.0% 49.0% 50.3% Capitalization Note: Moody’s, Fitch and S&P rate the outlooks for APS and Pinnacle West as Stable. Source: Standard & Poor’s 1We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. 23 Powering Growth, Delivering Value

OCOTILLO MODERNIZATION PROJECT AND FOUR CORNERS SCRs • Included in the 2017 Rate Review Order1, APS has been granted Accounting Deferral Orders for two large generation-related capital investments – Ocotillo Modernization Project: Retiring two aging, steam-based, natural gas units, and replacing with 5 new, fast-ramping, combustion turbine units – Four Corners Power Plant: Installed Selective Catalytic Reduction (SCR) equipment to comply with Federal environmental standards Ocotillo Modernization Project Four Corners SCRs Units 6, 7 – Fall 2018 Unit 5 – Late 2017 In-Service Dates Units 3, 4 and 5 – Spring 2019 Unit 4 – Spring 2018 Total Cost (APS) $500 million $400 million Estimated Cost Deferral $45 million (through 2019) $30 million (through 2018) − Cost deferral from date of commercial − Cost deferral from time of installation operation to the effective date of rates to incorporation of the SCR costs in in next rate case rates using a step increase beginning Accounting Deferral − Includes depreciation, O&M, property in 2019 taxes, and capital carrying charge2 − Includes depreciation, O&M, property taxes, and capital carrying charge2 1 The ACC’s decision is subject to appeals. 2 APS will calculate the capital carrying charge using the 5.13% embedded cost of debt established in the 2017 Rate Review Order. 24 Powering Growth, Delivering Value

FOUR CORNERS SCR STEP INCREASE

Hearing began on September 5, 2018

Key Components of APS's Filed Request

Financial	Cost of Capital	Bill Impact
• Consistent with prior disclosed estimates	• 7.85% Return on Rate Base[1] – Weighted Average Cost of Capital (WACC)	• Rate rider applied as a percentage of base rates for all applicable customers
• $390 million direct costs vs. $400 million[1] contemplated in APS's recent rate case	• 5.13% Return on Deferral[1] – Embedded Cost of Debt	• $67.5 million revenue requirement
• $40 million in indirect costs (overhead, AFUDC)	• 5% Depreciation Rate – 20-year useful life (2038-depreciation study)	• ~2% bill impact
	• 5-year Deferral Amortization	

[1] Based on 2017 Rate Review Order

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ARIZONA CORPORATION COMMISSION Terms to January 2019 Terms to January 2021 Tom Justin Bob Boyd Andy Forese (R) Olson (R)** Burns (R)* Dunn (R) Tobin (R) Chairman Other State Officials ACC Executive Director – Ted Vogt RUCO Director – David Tenney * Term limited - elected to four-year terms (limited to two consecutive) **Governor Doug Ducey appointed Justin Olson to fill the remainder of former Commissioner Doug Little’s term. 26 Powering Growth, Delivering Value

2018 KEY DATES

ACC Key Dates / Docket #	Q1	Q2	Q3	Q4
Lost Fixed Cost Recovery E-01345A-11-0224	Filed Feb 15			
Transmission Cost Adjustor E-01345A-11-0224		Filed May 15 Implemented Jun 1		
2019 DSM/EE Implementation Plan E-01345A-18-0105				Dec: File 2019 Plan
2019 RES Implementation Plan E-01345A-18-0226		Jun 12: 2018 RES Plan approved June 29: Filed 2019 Plan		
APS Rate Review/ Four Corners SCR Step Increase E-01345A-16-0036	Feb: Customer Transition began	Apr 27: Filed Four Corners SCR Request May 1: Filed Year Two RCP Export Rate	Sep 5: Four Corners SCR Hearing began	Year Two RCP Export Rate Expected Implementation
Resource Planning and Procurement E-00000V-15-0094	ACC declined to acknowledge Arizona utility's IRPs			
Modification of the Federal Tax Reform Rate Adjustment AU-00000A-17-0379	Implemented March 1		Aug: Second filing under TEAM	
Possible Modification to Commission Energy Rules RU-00000A-18-0284			Aug: New Docket Opened	

Other Key Dates	Q1	Q2	Q3	Q4
Arizona State Legislature	In session Jan 8 – May 4			
Elections			Aug 28: Primary	Nov 6: General

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INTEGRATED The ACC can acknowledge the filing of an IRP, but they do not RESOURCE PLAN approve IRP’s 15-Year Plan IRP Cycle Acknowledgement Decision Impact Looking Ahead • An Integrated • Occurs every 2-3 years • ACC does not • A non- • The next IRP Resource Plan • Utility-and Commission- approve or reject acknowledged filing is (IRP) provides led stakeholder IRPs; it IRP does not scheduled for a 15-year workshops during acknowledges or require a revised April 2020 forward look declines to filing and there is development of the IRP • Stakeholder at a utility’s acknowledge the no requirement process for the resource • Preliminary IRP filed filing that a utility 2020 IRP cycle needs and its about 1 year prior to modify its • Acknowledgement starts as early plan to meet the Final IRP resource plan of an IRP does not as August 2018 those needs in • Year after Final IRP guaranty recovery a reliable and filing, Commission Staff of investments nor affordable issues a Recommended does non- fashion Order regarding IRP acknowledgement Acknowledgement imply non-recovery • Commission votes on of investments IRP Acknowledgement 28 Powering Growth, Delivering Value

Residential DG (MWdc) Annual Additions 150 133 RESIDENTIAL PV 74 81 57 44 51 1 22 APPLICATIONS 10 18 2009 2012 2014 2016 2018 YTD 4,000 3718 3432 3,500 3,000 2464 2,500 2143 2033 1944 2,000 1818 1602 1561 1554 1426 1413 1442 1434 1,500 1267 1291 1283 1153 1398 1364 1001 1002 959 1157 1349 1,000 813 1158 1189 967 1073 1141 1168 759 1077 798 832 500 680 715 629 614 538 484 321 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2015 Applications 2016 Applications 2017 Applications 2018 Applications 1 Monthly data equals applications received minus cancelled applications. As of July 31, 2018, approximately 81,400 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 645 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. 29 Powering Growth, Delivering Value

Distributed generation is changing THE “DUCK CURVE” the load shape of the grid Current Spring Day Spring Day 2022 Excess renewables create over-generation … and potentially for nuclear generation in challenges … the future 5,000 5,000 4,500 4,500 4,000 4,000 3,500 3,500 3,000 3,000 2,500 2,500 2,000 2,000 Generation Minimum Output Generation 1,500 Minimum Output 1,500 1,000 1,000 Nuclear Output Nuclear Output 500 Over- 500 Over- Generation Generation - - 1 3 5 7 9 11 13 15 17 19 21 23 1 3 5 7 9 11131517192123 Hour Hour 30 Powering Growth, Delivering Value

APS TRANSMISSION

Strategic transmission investment is essential to maintain reliability and deliver diversified resources to customers



NAVAJO
FOUR CORNERS
Flagstaff
CHOLLA
MORGAN
SUN VALLEY
2018
DELANEY
WEST WING
PINNACLE PEAK
MAZATZAL
2018
Phoenix
OCOTILLO
2018
PALO VERDE-HASSAYAMPA
REDHAWK
KYRENE
SUNDANCE
TBD
DESERT BASIN
PINAL CENTRAL
N GILA
YUCCA
SAGUARO
Tucson
Legend
Planned lines
Existing lines
Solar potential area
Wind potential area

- 10-Year Transmission Plan filed January 2018 (115 kV and above)
  - 52 miles of new lines
  - 13 bulk transformer additions
- Also includes:
  - Sun Valley-Morgan 500kV (2018)
  - North Gila-Orchard 230kV (2021)
  - Cholla Synchronous Condenser (2019)
- Transmission investment diversifies regulatory risk
  - Constructive regulatory treatment
  - FERC formula rates and retail adjustor

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CAPITAL CORPORATION

INVESTOR RELATIONS CONTACTS Stefanie Layton Director, Investor Relations (602) 250-4541 stefanie.layton@pinnaclewest.com Michelle Clemente (602) 250-3752 michelle.clemente@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Visit us online at: www.pinnaclewest.com 32 Powering Growth, Delivering Value